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Exhibit 24.1


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrence R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

   SIGNATURE AND TITLE                                            DATE


                                                                  April 20, 1999
--------------------------------------
  John F. Grundhofer
  Chairman, President, Chief Executive
  Officer, and Director
  (principal executive officer)


                                                                  April 20, 1999
--------------------------------------
  Susan E. Lester
  Executive Vice President and
  Chief Financial Officer
  (principal financial officer)


                                                                  April 20, 1999
--------------------------------------
  Terrance R. Dolan
  Senior Vice President and Controller
  (principal accounting officer)


   /s/ Linda L. Ahlers                                            April 20, 1999
--------------------------------------
  Linda L. Ahlers
  Director


   /s/ Harry L. Bettis                                            April 20, 1999
--------------------------------------
  Harry L. Bettis
  Director

   /s/ Arthur D. Collins, Jr.                                     April 20, 1999
--------------------------------------
  Arthur D. Collins, Jr.
  Director
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   /s/ Peter H. Coors                                             April 20, 1999
--------------------------------------
  Peter H. Coors
  Director


   /s/ Robert L. Dryden                                           April 20, 1999
--------------------------------------
  Robert L. Dryden
  Director


   /s/ Joshua Green III                                           April 20, 1999
--------------------------------------
  Joshua Green III
  Director


   /s/ Delbert W. Johnson                                         April 20, 1999
--------------------------------------
  Delbert W. Johnson
  Director


   /s/ Joel W. Johnson                                            April 20, 1999
--------------------------------------
  Joel W. Johnson
  Director


   /s/ Jerry W. Levin                                             April 20, 1999
--------------------------------------
  Jerry W. Levin
  Director


   /s/ Edward J. Phillips                                         April 20, 1999
--------------------------------------
  Edward J. Phillips
  Director


   /s/ Paul A. Redmond                                            April 20, 1999
--------------------------------------
  Paul A. Redmond
  Director


   /s/ Richard G. Reiten                                          April 20, 1999
--------------------------------------
  Richard G. Reiten
  Director


   /s/ S. Walter Richery                                          April 20, 1999
--------------------------------------
  S. Walter Richey
  Director


   /s/ Warren R. Staley                                           April 20, 1999
--------------------------------------
  Warren R. Staley
  Director